NAPLES REALTY SERVICES, INC.

                       INDEPENDENT CONTRACTOR AGREEMENT

     THIS AGREEMENT made this ______day of _________,200__, between NAPLES REALTY SERVICES, INC., a Florida corporation, (hereinafter referred to as "BROKER") and _____________________(hereinafter referred to as "CONTRACTOR").
RECITALS

A. WHEREAS, BROKER is duly licensed as a real estate broker in the State of Florida and maintains an office or offices therein and does act as a broker to the fullest extent provided by law, and

B. WHEREAS, CONTRACTOR is duly licensed by the State of Florida as a __real estate salesperson, __broker/salesperson, or __ broker; whose real estate license # is __________ and

C. WHEREAS, BROKER and CONTRACTOR desire to establish an independent contractual relationship to engage in real estate brokerage transactions for their mutual benefit and in accordance with the laws of Florida.

                                AGREEMENTS

NOW THEREFORE, in consideration of the mutual agreements herein contained the parties covenant and agree for themselves as follows.

1. Incorporation of Recitals. The parties agree that the above recitals are true and incorporate them as part of this agreement.

2. AGREEMENTS BY BROKER

BROKER agrees to make available to CONTRACTOR all current listings in the office and agrees to assist the CONTRACTOR in his/her work by advice, instruction and cooperation in compliance with the mandates of Chapter 475 of the Florida Statutes, Rules of Florida Real Estate Commission, Code of Ethics of the National Association of Realtors Board and Rules of Naples Area Board of Realtors and M.L.S of Naples, Inc.

BROKER agrees to provide an office or offices equipped with furnishings, staff and support systems customary in the operation of a real estate brokerage business for the use of CONTRACTOR with others.

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3.  AGREEMENTS BY CONTRACTOR

CONTRACTOR agrees to conduct himself/herself in conformance with all laws, rules and regulations of the State of Florida and Federal laws, rules and regulations of The Realtor's "CODE OF ETHICS AND STANDARDS OF PRACTICE" and specifically and separately agrees to be bound by and conduct business in conformance with the guidelines recited in the NRSI Policies and Procedures Manual and any Addendums or Revisions hereto. The P&P Manual by reference is hereby made a part of this Agreement and takes precedence in event of any conflict between this agreement and P&P.

CONTRACTOR agrees to the role as Sub-Agent to the BROKER in all matters, as defined by Chapter 475 of Florida Statutes and all Rules promulgated by Florida Real Estate Commission.

CONTRACTOR agrees to maintain his real estate license current, including attendance of continuing education, and is obligated to pay all license fees, association fees, membership fees and costs related thereto.

CONTRACTOR agrees to BROKER direction of any/all legal defense or legal proceedings involving the real estate related activities of Contractor.

CONTRACTOR agrees to provide BROKER with copies of all completion documents for post license educational requirements without demand.

CONTRACTOR agrees to maintain automobile, public liability and property damage insurance with minimum liability limits of $100,000 per person and $300,000 per incident and provide BROKER with proof of the stated coverage. The cost of insurance will be the responsibility of CONTRACTOR.

CONTRACTOR agrees that he/she shall be liable for all costs incurred by contractor, including but not limited to: the cost of advertising for listings and sales, long distance phone charges, entertainment costs, paging system, postage, courier fees, attorneys fees, abstract fees, recording costs, search fees and appraisals. License maintenance fees and all expenses incurred by CONTRACTOR shall be paid promptly upon presentation of a Monthly Statement by Broker. Unless other arrangements have been made, Broker shall deduct past due fees and/or expenses from incoming commissions without further notice or exchange checks for the delinquent amount. CONTRACTOR shall have no authority to bind the BROKER by any of his/her acts, promises, agreements or representations or to encumber BROKER or its property in any manner. In the event of any legal action to recover a commission, the suit shall be maintained in the name if the BROKER and the CONTRACTOR shall be construed to be a sub-agent with respect to the clients and customers for whom services were performed. Cost of any legal defense mounted for any reason shall be paid solely by CONTRACTOR(S) INVOLVED IN THE LAWSUIT, AT DIRECTION OF E&O or General Liability Risk Providers and subject to Policies and Deductibles.

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4. CONTRACTOR/BROKER RELATIONSHIP

The CONTRACTOR shall be an Independent Contractor, not an employee, servant, joint venturer or partner of BROKER. CONTRACTOR will not be treated as an employee for state or federal tax purposes and CONTRACTOR agrees to pay for all federal, state, and local income and self-employment taxes and other assessments required to be paid by CONTRACTOR pursuant to law, and to that end is hereby made a part of this Agreement.

5.  COMMISSIONS

CONTRACTOR may set the Brokerage fee charges for real estate services to be performed CONTRACTOR upon full performance of real estate service and collection of commission fees earned shall be paid 100% of the commission less a Closing Services Fee as may be imposed by the Broker. All commissions shall be deposited by BROKER in an escrow account established solely for the purpose of commissions and shall be withdrawn only for payment of commissions when due. In the event that two or more CONTRACTORS participate in such a service, the amount of the commission shall be divided between the participating CONTRACTORS according to agreements between them, which have been previously submitted in writing to the BROKER. In no event shall BROKER be liable to CONTRACTOR for any commission or for any financial penalty to which the CONTRACTOR was subjected.

6. TERMINATION

This AGREEMENT is in force for one year term commencing on the date of execution with automatic renewal for one year periods thereafter. However, either party may terminate this agreement by the following:
BROKER may terminate CONTRACTOR immediately by a majority vote of the Board of Directors of BROKER. CONTRACTOR may terminate by written resignation to the BROKER which shall be effective in 30 days. In the event of termination, BROKER may retain the security deposit and license maintenance fees until reasonable determination by BROKER that all obligations of CONTRACTOR have been fully paid, but in no event shall BROKER hold such monies longer than 60 days without making a full accounting to CONTRACTOR. Upon CONTRACTOR'S written request BROKER shall release all "Exclusive Right to Sell" listings of CONTRACTOR to another BROKER of CONTRACTOR'S choice. CONTRACTOR shall be entitled to a commission on a transaction only if a valid written executed sales contract exists prior to the date of termination and only if said commission is collected by BROKER on behalf of CONTRACTOR. BROKER is obligated by Florida Statute to EITHER immediately transfer all Rental/Lease Contractors, files and Escrowed Deposits to new Rental Agent, (CONTRACTOR'S new broker) OR BROKER may unilaterally TERMINATE position as Rental Agent by notice of Landlord(s) with transfer of all Contracts, files, and Escrowed funds, or BROKER may remain as Rental Agent and assign all Contracts, files and CONTRACTOR responsibilities INCLUDING COMMISSIONS to another Contractor of BROKERS choice, which action shall occur in event CONTRACTOR a) Loses license status, b) Demises or c) Fails to promptly place license with another BROKER.

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7.  LICENSE MAINTENANCE FEE & CLOSING SERVICE FEES

CONTRACTOR shall pay to BROKER a License Maintenance Fee on a monthly basis according to the Fee Schedule determined by the Board of Directors from time to time. CONTRACTOR shall also pay to BROKER a Closing Services Fee as may be determined from time to time by the Board of Directors.8. ERRORS & OMISSIONS AND GENERAL LIABILITY INSURANCE
BROKER shall maintain insurance protection for the BROKER and for each CONTRACTOR for claims resulting from errors or omissions or other covered acts in the performance of duties related to real estate. CONTRACTOR shall pay a fee according to a schedule of fees determined by the Board of Directors of BROKER.

    a. BROKER maintains membership in the National, Florida and Naples Boards/Associations of Realtors, which membership requires similar membership by CONTRACTOR, the prompt payment for such membership shall be paid by CONTRACTOR and maintained by CONTRACTOR as a condition of utilizing BROKER'S services.

9.  INDEMNIFICATION

CONTRACTOR shall indemnify and hold BROKER harmless from any and all claims, costs, liabilities, and judgments, including attorney's fees of any kind arising from the intentional, unintentional or negligent acts of the CONTRACTOR.

10.  ENTIRE AGREEMENT, AMENDMENTS & GOVERNING LAW

The foregoing constitutes the entire agreement between the parties, all representations or understanding have been incorporated herein or otherwise superseded. No change or modification of this agreement shall be valid, unless the same shall be in writing and signed by all parties hereto. This agreement shall be governed by and interpreted pursuant to the laws of the State of Florida.
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IN WITNESS WHEREOF this Agreement has been executed by the parties hereunder.

                           NAPLES REALTY SERVICES, INC.,

                           A Florida Corporation

Date:__________________ By:___________________________________

                            John A. Steinwand, , President
                               "BROKER"

Date:__________________     By:__________________________________

"CONTRACTOR"

Address:_______________________________

______________________________________

Phone:________________________________

SS#:__________________________________

Visa/Mastercard#_______________________________

Name (as on card-please print)_____________________________

Expiration Date___________________________

Signature______________________________

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